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Exhibit 10.7.3.     Quaker City Federal Savings and Loan Association Change in
                    Control Agreement Renewal and Extension Acknowledgement between Quaker City Federal Savings and Loan Association and Dwight L. Wilson dated July 1, 1997.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                          CHANGE IN CONTROL AGREEMENT
                     RENEWAL AND EXTENSION ACKNOWLEDGEMENT



Name of Participant:             Dwight L. Wilson
                    ---------------------------------------------



The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting on June 19, 1997, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 1999.


Dated this ____1st___ day of _____July _____, A.D., _________ 1997________.


                                       QUAKER CITY FEDERAL SAVINGS AND LOAN
                                       ASSOCIATION



/s/ Dwight L. Wilson                   By: /s/ Frederic R. McGill
-----------------------------             --------------------------------
Participant                               President